UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

__________________

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

__________________

Date of Report (Date of earliest event reported):
October 22, 2007

BIOSANTE PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31812	58-2301143
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

111 Barclay Boulevard Lincolnshire, Illinois	60069
(Address of Principal Executive Offices)	(Zip Code)

(847) 478-0500
(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Transfer of Listing.

On October 22, 2007, the Board of Directors of BioSante Pharmaceuticals, Inc. approved the listing of BioSante’s common stock on The NASDAQ Stock Market LLC and withdrawal from The American Stock Exchange.  On October 18, 2007, BioSante received a letter from The NASDAQ Stock Market LLC approving BioSante’s application to list its common stock on The NASDAQ Global Market.   BioSante provided The American Stock Exchange the required written notice of BioSante’s intention to withdraw the listing of its common stock from The American Stock Exchange on October 23, 2007.

BioSante expects that its common stock will begin trading on The NASDAQ Global Market under the new symbol “BPAX” in early to mid-November 2007.  BioSante’s common stock will continue to trade on The American Stock Exchange under the current symbol BPA until such date.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOSANTE PHARMACEUTICALS, INC.

By:   /s/ Phillip B. Donenberg
Phillip B. Donenberg
Chief Financial Officer, Treasurer and Secretary

Dated:   October 24, 2007